fast forward R Third-Quarter 2005 Financial Review October 26, 2005 Exhibit 99.2

Agenda Industry Perspective Jim Vandenberghe, Vice Chairman Operational Review Doug DelGrosso, President and COO Financial Results Dave Wajsgras, EVP and CFO Summary and Outlook Bob Rossiter, Chairman and CEO Q & A

Industry Perspective

Industry Conditions Vehicle production in N.A. relatively flat, with mix of Big Three pickups and SUVs down Industry overcapacity driving fierce pricing competition for market share Key commodity prices remain high Impact of recent Gulf Coast storms driving energy, resin and chemical prices higher Automotive supply base under pressure Near-Term Industry Conditions Remain Very Challenging

Industry Events Collins & Aikman and Delphi's bankruptcies; financial stress at other major suppliers and automakers Visteon's return of troubled businesses to Ford GM and Ford's new purchasing initiatives Lear's partnership with WL Ross & Co. LLC GM's agreement with union on healthcare costs Industry Challenges Driving Structural Changes

Industry Challenges Potential labor disputes/production interruption Supply disruptions Decline in Big Three SUV production Higher commodity prices Industry financial stress Significant Near-Term Risks Impacting Outlook

Lear's Action Plan to Mitigate Risks Focus on Day-to-Day Execution Maintain high quality and ensure flawless launches Aggressively implement cost improvement initiatives Work in partnership to support customer requirements Implement Global Restructuring Plan Eliminate excess capacity Accelerate move to low-cost countries Streamline global organization; census reductions Refocus Resources to Achieve Profitable Future Growth Proposed joint venture to improve business model for Interior products Continue to grow and diversify Seating, Electronic and Electrical sales

Strong Fundamentals Help Offset Risks A leader in quality and customer satisfaction Experienced management team High consumer demand for Seating, Electronic and Electrical products Manageable pension and postretirement liabilities Strong balance sheet, with sufficient liquidity Lear's Strengths Provide A Solid Platform For Improvement

Operational Review

Business Conditions Launched 26 programs in 67 facilities worldwide in the third quarter, representing about $2 billion in annual sales N.A. platform mix still negative but improving, as six of our top fifteen platforms in the U.S. recently changed over Gulf Coast storms increasing costs for energy, resins and chemicals Increasing distress in supply base adding costs; no significant supply interruptions so far Global restructuring actions progressing Growth strategy for Seating, Electronic and Electrical businesses

North American Production Environment Overall Industry Big Three Big Three Trucks Lear's Top 15Platforms -0.03 -0.01 -0.07 -0.08 First Half Overall Industry Lear's Top 15 Platforms 2005 compared with 2004 Overall Industry Big Three Big Three Trucks Lear's Top 5 Platforms 0.03 0.001 -0.07 -0.01 Overall Industry Third Quarter Lear's Top 15 Platforms

Commodity Price Update Steel prices down in the third quarter, still well above historical levels Resin and chemical prices increased in the third quarter and remain well above historical levels; further increases due to Gulf Coast storms are expected Another quarter of high commodity prices has increased pressure on the supply chain Lear incurred direct and indirect costs to maintain flow of goods from tiered supply chain Additional failed and high-risk suppliers Customer Negotiations In Progress With Respect To Current And Future Impact Of Commodity Costs

Restructuring Implementation Status* Objectives Are To Eliminate Excess Capacity, Streamline Organizational Structure And Accelerate Manufacturing Footprint Actions Initiated closure of five manufacturing facilities Global organizational structure streamlined and multiple administrative offices restructured Accelerating manufacturing footprint actions to improve cost competitiveness 2005 YTD Actions Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information. 2005 Cost and Cash Impact ~ ~ ~ ~

Global Component Manufacturing/ Sourcing Footprint Actions Value Add / Labor Content High Pack Density Raw Material Availability No Patent Issues Minimal Investment Minimal Engineering Changes Existing Technical Competency Seating Mechanisms Latches Lumbar support Power motors Leather trim sets Electronic and Electrical Terminals and connectors Headlamp switches Parking brake release switches Interiors Sun visors Mirror vanity pack Assist handles Other trim pieces Sourcing Criteria Lear Examples by Product Segment Lear Is Accelerating Global Manufacturing/Sourcing Footprint Actions To Improve Cost Competitiveness

Backlog Profitability* 2005 is a transition year for Lear's platform mix; more than half of Lear's major North American platforms are turning over this year, representing approximately 40% of Lear's North American revenue Customer pricing negotiations underway to address raw material price increases Engineering and sourcing changes to reduce future costs Manufacturing footprint changes to reduce future costs Initiatives Underway To Restore Profitability Of Future Business To Historical Levels Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

Growth Opportunities in Seating and Electronic and Electrical Products* Capitalize on strong growth prospects in Asia and with Asian automakers globally Pursue global growth opportunities with new seating products that provide added safety features and flexible configurations Leverage reputation as the highest quality seat manufacturer supplying multiple automakers Capitalize on growing consumer demand for increased electronic features and content Continue organic growth in smart junction boxes, RF technology and audio/infotainment Selective vertical integration to enhance value proposition Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information. Significant Opportunities For Organic Growth

Financial Results

Third Quarter Summary* Third Quarter Production North American industry up 3%; platform mix unfavorable but improving European industry estimated down 4% Net sales of $4 billion, up slightly from a year ago Reported net loss of ($11.17) per share, including goodwill impairment charge of ($9.98) per share and costs related to restructuring actions and fixed asset impairment charges of ($1.09) per share Excluding the impairment and restructuring charges, net loss of ($0.10) per share Free cash flow of negative $444 million * Please see slides titled "Third Quarter Free Cash Flow" and "Use of Non-GAAP Financial Information" at the end of this presentation for further information.

Third Quarter Sales Changes and Margin Impact Versus Prior Year

Financial Highlights - Third Quarter 2005 * Income (loss) before income taxes for the third quarter 2005 and 2004 was ($787.8) million and $105.8 million, respectively. Please see slides titled "Use of Non-GAAP Financial Information" at the end of this presentation for further information. ** Includes an estimated goodwill impairment charge of ($670.0) million or ($9.98) per share and costs related to restructuring actions and fixed impairment charges of ($73.7) million or ($1.09) per share.

Impact of 2005 Impairment and Restructuring Charges* * Please see slides titled "Use of Non-GAAP Financial Information" at the end of this presentation for further information.

Third Quarter Free Cash Flow* * Cash from Operations represents net cash provided by (used in) operating activities (($297.3) and $131.9 for the three months ended 10/1/05 and 10/2/04, respectively) before net change in sold accounts receivable ($11.9 and zero for the three months ended 10/1/05 and 10/02/04, respectively). Please see slides titled "Use of Non-GAAP Financial Information" and "Forward- Looking Statements" at the end of this presentation for further information. Positive Free Cash Flow Expected In Fourth Quarter

Lear's Debt Maturity Profile 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 East 317 300 800 1700 400 West 400 North $317* $1,700 $400 $300 $800 $400 Public Bonds Convertible Bond Credit Facility Term Loan Target $1.0+ billion in excess liquidity Beyond seasonal working capital needs $2.1 billion in committed bank facilities $1.7 billion five-year credit facility, maturing March 2010 $400 million term loan closed in 3Q, maturing February 2007 * Reflects accreted value of convertible bonds (in millions)

Debt Levels * Please see slides titled "Use of Non-GAAP Financial Information" at the end of this presentation for further information.

Fourth Quarter Outlook* A number of significant uncertainties are impacting the outlook for Lear's financial results for the fourth quarter: Instability in the raw material and commodity markets, particularly given the effects of the Gulf Coast storms Continuing distress throughout the supply chain, exacerbated by the unprecedented increases in raw material prices, potential for supply disruptions and other supplier bankruptcies Uncertain sales and production environment in North America Timing and impact of activities surrounding Lear's Interior product segment Given This Level Of Uncertainty, On A Directional Basis, The Company Expects Net Income (Excluding Planned Restructuring Costs Of Approximately $0.50 Per Share) In Excess Of $0.75 Per Share And Positive Free Cash Flow Please see slides titled "Use of Non-GAAP Financial Information" and "Forward-Looking Statements" at the end of this presentation for further information.

Impact of Recent Gulf Coast Storms Over 645 of 819 manned platforms were evacuated during storms 210 (25.6%) platforms remain evacuated 35 platforms destroyed 32 severe damage / adrift Shut-in or off-line production as of Oct. 21: Oil 64.5% of daily production 11.6% of yearly production lost (8/26 - 10/20) Gas 51.9% of daily production 8.8% of yearly production lost (8/26 - 10/20) Many key Lear suppliers impacted N.A. capacity down* 9/30/05 10/17/05 Polypropylene 48% 6% Benzene 55% 20% Vinyl Chloride 19% 6% PVC 21% 9% Driving price pressure and distress in supply base Impact on Energy Supply* Significant Impact on Resins and Chemicals Gulf Coast Storms Have Intensified Near-Term Price Pressure On Raw Materials *US Dept. of the Interior - Minerals Management Service *CMAI Hurricanes Update

Directional 2006 Outlook* Given the level of uncertainty, financial guidance for 2006 will not be provided at this time. Shown below is a directional assessment of our outlook for next year: Strong backlog supports sales growth in all segments Marked improvement in earnings Capital spending trends notably lower Improvement in free cash flow to meaningful positive level Financial Results Expected To Improve Next Year Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

Interior Product Segment- Key Financials Financial Returns Under Pressure * Includes $18 million for costs related to restructuring actions and $74 million for fixed asset impairment charges. ** Please see slides titled "Use of Non-GAAP Financial Information" at the end of this presentation for further information. *

Proposed Interior Product Segment Joint Venture with WL Ross* Entered into a framework agreement providing for a joint venture with Wilbur Ross [WL Ross & Co. LLC] to explore acquisition and rationalization opportunities in the automotive interiors business sector . . . Develop better platform for Interior product segment Increase scale to recognize operational efficiencies and synergies Rationalize sector capacity utilization Lear is expected to hold a significant minority interest and provide management support Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

Summary and Outlook

Summary* Proposed Joint Venture for Interior Product Segment Proposed JV provides a framework for re-positioning the Interior product segment, while allowing Lear to continue its focus on profitably growing the Seating, Electronic and Electrical segments Growth in Seating, Electronic and Electrical Products Growth opportunities in Asia and with Asian automakers globally, as well as with new products Restructuring plan, efficiency actions and selective vertical integration to improve margins going forward Company Financial Outlook Earnings and cash flow turn positive in fourth quarter Financials improve next year; 2006 financial outlook and sales backlog update will be provided in January Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

Outlook for Business* 2005 - Transition Year Adverse platform mix Peak capital spending and product launches High raw material prices; distress in supplier base Change in customer payment terms Global restructuring plan Interior product segment partnership with WL Ross & Co. 2006 - Results Improve Major launches continue; platform mix less adverse Raw material price mitigation actions yield benefits Capital spending declines; cash flow returns positive Restructuring plan implemented Interior product segment JV growth and consolidation phase 2007 and Beyond - Positive Long-Term Outlook Major high volume launches complete Margins improve with benefits from restructuring Balance sheet strengthens Benefits accrue to Lear from Interior product segment JV Continue to diversify customer mix Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

Q & A

ADVANCE RELENTLESSLY(tm) www.lear.com LEA NYSE Listed R

In addition to the results reported in accordance with accounting principles generally accepted in the United States ("GAAP") included throughout this presentation, the Company has provided information regarding certain non-GAAP financial measures. These measures include "income (loss) before interest, other expense and income taxes," "net loss excluding impairment and restructuring charges," "cash from operations," "free cash flow" and "net debt." Cash from operations represents net cash provided by (used in) operating activities before the net change in sold accounts receivables, and free cash flow represents net cash provided by (used in) operating activities before the net change in sold accounts receivable, less capital expenditures. The Company believes it is appropriate to exclude the net change in sold accounts receivable in the calculation of cash from operations and free cash flow since the sale of receivables may be viewed as a substitute for borrowing activity. Net debt represents total debt plus utilization under the Company's asset based securitization and factoring facilities, less cash and cash equivalents. Management believes that income (loss) before interest, other expense and income taxes and net loss excluding impairment and restructuring charges provide meaningful supplemental information regarding the Company's operating results because the excluded items are not indicative of the Company's core operating results and may obscure trends useful in evaluating the Company's continuing operating activities. Further, management believes that income (loss) before interest, other expense and income taxes and net loss excluding impairment and restructuring charges are useful to both management and investors in their analysis of the Company's results of operations and provides improved comparability between fiscal periods. Management believes that cash from operations and free cash flow are useful to both management and investors in their analysis of the Company's ability to service and repay its debt. Management believes that net debt provides useful information regarding the Company's financial condition. Further, management uses these non-GAAP financial measures for planning and forecasting in future periods. Neither income (loss) before interest, other expense and income taxes, net loss excluding impairment and restructuring charges, cash from operations, free cash flow nor net debt should be considered in isolation or as a substitute for net income (loss), net cash provided by (used in) operating activities, total debt or other balance sheet, income statement or cash flow statement data prepared in accordance with GAAP or as a measure of profitability or liquidity. In addition, the calculations of cash from operations and free cash flow do not reflect cash used to service debt and therefore, do not reflect funds available for investment or other discretionary uses. Also, these non-GAAP financial measures, as determined and presented by the Company, may not be comparable to related or similarly titled measures reported by other companies. Set forth on the following slides are reconciliations of (i) income (loss) before interest, other expense and income taxes to income (loss) before income taxes, (ii) net loss excluding impairment and restructuring charges to net loss as determined by generally accepted accounting principles and (iii) cash from operations and free cash flow to net cash provided by (used in) operating activities. For a reconciliation of net debt to total debt, see slide 24. Use of Non-GAAP Financial Information

Use of Non-GAAP Financial Information Income (Loss) Before Interest, Other Expense & Income Taxes

Use of Non-GAAP Financial Information Net Loss Excluding Impairment & Restructuring Charges

Use of Non-GAAP Financial Information Cash from Operations and Free Cash Flow

Use of Non-GAAP Financial Information Interior Product Segment

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding anticipated financial results. Actual results may differ materially from anticipated results as a result of certain risks and uncertainties, including but not limited to general economic conditions in the markets in which the Company operates, including changes in interest rates and fuel prices, fluctuations in the production of vehicles for which the Company is a supplier, labor disputes involving the Company or its significant customers or suppliers or that otherwise affect the Company, the Company's ability to achieve cost reductions that offset or exceed customer-mandated selling price reductions, the outcome of customer pricing negotiations, the impact and timing of program launch costs, the costs and timing of facility closures, business realignment or similar actions, increases in the Company's warranty or product liability costs, risks associated with conducting business in foreign countries, competitive conditions impacting the Company's key customers and suppliers, raw material cost and availability, the Company's ability to mitigate the significant impact of recent increases in raw material, energy and commodity costs, the outcome of legal or regulatory proceedings to which the Company is or may become a party, unanticipated changes in free cash flow, the finalization of the Company's restructuring plan, the outcome of various strategic alternatives being evaluated with respect to the Company's Interior product segment and other risks described from time to time in the Company's Securities and Exchange Commission filings. In addition, the actual amount of the Interior product segment's goodwill impairment charge will not be finalized until the fourth quarter of 2005 and may be materially different than the Company's current estimate as recorded in the third quarter. Finally, the proposed joint venture between the Company and WL Ross & Co. LLC with respect to the Company's Interior product segment is subject to the negotiation and execution of definitive agreements and other conditions. No assurances can be given that the proposed joint venture will be completed on the terms contemplated or at all. The forward-looking statements in this presentation are made as of the date hereof, and the Company does not assume any obligation to update them. Forward-Looking Statements